EXHIBIT 10.14.1


                                 PROMISSORY NOTE



   $20,000.00
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                                                Greenville, South Carolina
                                                February 25, 2002



              FOR VALUE RECEIVED      RSI Holdings, Inc.
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             28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA 29601
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promises to pay               Buck A. Mickel
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             6 Woodland Way Circle, Greenville, South Carolina 29601
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the sum of          Twenty Thousand Dollars and no/100 ($20,000.00)
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  bearing interest only      from     date of this note    at the rate of  7.00%
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to be computed and paid quarterly.  Any accrued interest  and  unpaid  principal

shall be be paid in full on or before              February 25, 2007
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                                            RSI Holdings, Inc.



                                            By:  /s/ Buck A. Mickel      2/25/02
                                            --------------------------  --------
                                            Buck A. Mickel              Date
                                            President & Chief Executive Officer